UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Semi-Annual Report
For the Six Months Ended
April 30, 2023

First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2023.
It pleases me to write that on May 5, 2023, the World Health Organization officially declared that the coronavirus (“COVID-19”) pandemic no longer qualified as a global health emergency. While the virus officially no longer poses an immediate threat, its full impact on the world economy remains to be seen, in my opinion. Recall, if you will, those early days of the pandemic; companies sent workers home, consumers were afraid or unwilling to leave their homes, supply chains dried up, and grocery shelves were left bare. Hoping to provide relief to their constituents and to bolster economic activity, governments across the globe funneled trillions of dollars in stimulus directly into the hands of their citizens. Unfortunately, economist Milton Friedman’s age-old economic adage “there’s no such thing as a free lunch” still holds. As a result of the U.S. government stimulus, gross domestic product rebounded quickly, but so did inflation.
As many investors are aware, the Federal Reserve (the “Fed”) has been locked in a battle with stubbornly high inflation for several years now. Inflation, as measured by the trailing 12-month rate of change in the Consumer Price Index (“CPI”), surged from 1.4% on December 31, 2020, to 9.1% as of June 30, 2022. Since then, the trailing rate on the CPI has come down, but remains elevated. On April 30, 2023, the CPI stood at 4.9%, well above the Fed’s goal of 2.0%. Surging prices have not been restricted to the U.S. Headline inflation rates in each of the countries that make up the so-called Group of Ten (G-10) stand above the targets set by their central banks, according to data from Bloomberg.
From the Fed’s perspective, monetary policy is the most efficient means to combat rising prices. From December 31, 2020 through May 3, 2023, the Fed increased the Federal Funds target rate (upper bound) a total of ten times, raising the rate from 0.25% to 5.25%. As mentioned, tighter monetary policy resulted in a decrease in the CPI, but there have been casualties in the Fed’s battle with rising prices. The most recent banking turmoil is one example. Another is the spike in mortgage rates. According to Bankrate, the national average for a 30-year mortgage stood at just 2.87% on December 31, 2020. As of May 1, 2023, the average 30-year mortgage rate had surged to 6.88%. Not all the news is negative, however. Driven by a strong U.S. labor market, consumer spending remained robust in April 2023. Notably, American corporations added 253,000 jobs during the month, and the unemployment rate stood at a 53-year low. Bob Carey, Chief Market Strategist at First Trust, recently summed up the current situation, noting that “we’re not out of the woods yet.” That said, even the most difficult situations don’t last forever. In my opinion, like the COVID-19 pandemic, inflation, and the tighter monetary policy it ushered in, will pass with time.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$11.50
Common Share Net Asset Value (“NAV”)	$12.49
Premium (Discount) to NAV	(7.93)%
Net Assets Applicable to Common Shares	$52,616,481
Current Distribution per Common Share(1)	$0.0550
Current Annualized Distribution per Common Share	$0.6600
Current Distribution Rate on Common Share Price(2)	5.74%
Current Distribution Rate on NAV(2)	5.28%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/23	1 Year Ended 4/30/23	5 Years Ended 4/30/23	10 Years Ended 4/30/23	Inception (5/25/05) to 4/30/23
Fund Performance(3)
NAV	6.31%	1.55%	1.43%	2.26%	4.52%
Market Value	7.49%	4.23%	2.19%	1.96%	3.77%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	6.78%	-0.88%	0.41%	1.00%	2.87%
(1)	Most recent distribution paid through April 30, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of April 30, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE” (Continued)
As of April 30, 2023 (Unaudited)
Portfolio Characteristics
Weighted Average Effective Duration	4.6 Years
Weighted Average Effective Maturity	7.4 Years

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	55.2%
Mortgage-Backed Securities	47.4
Asset-Backed Securities	6.2
Call Options Purchased	0.0*
Call Options Written	(0.0)*
Net Other Assets and Liabilities(4)	(8.8)
Total	100.0%

*	Amount is less than 0.01%.
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	19.1%
AA+	1.5
AA	0.4
AA-	1.7
A+	1.0
A	0.0*
BBB	0.3
BBB-	4.6
BB	0.5
BB-	1.8
B	1.0
CCC	0.0*
CCC-	0.0*
CC	0.6
Not Rated	15.0
Government	49.0
Cash & Cash Equivalents	3.5
Total	100.0%

*	Amount is less than 0.01%.

(4)	Includes variation margin on futures contracts.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
Owen Aronson –  Vice President and Portfolio Manager of the Fund, First Trust Government & Securitized Products Group
The following information is a summary of certain changes during the most recent fiscal period ended April 30, 2023 relating to the portfolio managers of the Fund. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Effective June 1, 2023, Owen Aronson was added as a portfolio manager to the Fund. Mr. Aronson is a Senior Investment Analyst for the First Trust Government & Securitized Products Group. He has over 15 years of investment research and trading experience. At First Trust, he focuses primarily on the commercial mortgage-backed securities, CMBS, sector and contributes to the management of the non-agency sectors. Prior to joining First Trust in 2020, Owen spent the majority of his career in the Securitized Products team at Neuberger Berman where he was responsible for CMBS investments. He began his career at Lehman Brothers Asset Management as an Analyst. Mr. Aronson holds a B.A. in Economics from the University of Chicago.
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The fiscal year began with markets under considerable strain as the Federal Reserve (the “Fed”) continued with its aggressive rate hiking campaign to combat soaring inflation. With volatility high and liquidity challenged as bond market participants suffered through outflows, bond market spreads remained under pressure. As the calendar year rolled over, the market began to once again price in, just as it incorrectly had several times over the preceding year; a belief that inflation would quickly cool, and the Fed would be ‘forced’ to cut rates. This saw the 2-Year U.S. Treasury trade as high as 4.72% and subsequently rally to a low of 4.08%. Meanwhile, bond market spreads slowly tightened off their wides as outflows slowed. Unfortunately, a hot jobs number and hawkish language from the Fed Chair Jerome Powell pushed yields on the front end north of 5% in early March 2023, putting significant pressure on an already inverted curve, until it all unraveled mere days later as the first of the large banks, Silicon Valley Bank (“SVB”), began to fail. Front end treasury yields plunged, which saw the 2-Year Treasury fall from 5% to sub 4%, while spreads gapped wider, with the option-adjusted spread (“OAS”) on Agency MBS widening approximately 20 basis points (“bps”), almost immediately. Ultimately the Federal Deposit Insurance Corporation (“FDIC”) took control of two banks, SVB, and Signature Bank of New York, and released plans to liquidate in excess of $100 billion worth of high quality bond assets. Yes, we believe it is safe to say that the aggressive campaign the Fed was forced to undertake when it was too late to respond to the impending inflation debacle the year prior helped cause the banking issues. Less talked about however, is the importance of understanding the duration gap, and convexity embedded in a bond portfolio. These issues have been front and center in bond portfolios the last 18 months as rates have risen so significantly in such a short amount of time. The ability to understand and manage these risks, properly, and with skill, has never been more important.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2023 (Unaudited)
Performance Analysis
			Average Annual Total Returns
	6 Months Ended 4/30/23	1 Year Ended 4/30/23	5 Years Ended 4/30/23	10 Years Ended 4/30/23	Inception (5/25/05) to 4/30/23
Fund Performance*
NAV	6.31%	1.55%	1.43%	2.26%	4.52%
Market Value	7.49%	4.23%	2.19%	1.96%	3.77%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	6.78%	-0.88%	0.41%	1.00%	2.87%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
For the six-month period ended April 30, 2023, the Fund returned 6.31% on a net asset value basis (“NAV”), and 7.49% on a market price basis.
For the same period, the Bloomberg U.S. Mortgage Backed Securities (MBS) Index (the “Index”) returned 6.78%.
During the same period, the Fund underperformed the Index by 0.47% net of fees, on a NAV basis, and outperformed by 0.71% on a market price basis.
Typically, the Fund is structured with a lower and more stable duration profile, which in a broader bond market rally, would likely cause it to underperform its longer duration benchmark. However, with bond market yields at levels not experienced in over a decade, the decision was made to increase the duration of the Fund, predominantly by using treasury futures. This decision ultimately proved to be very beneficial to the performance of the strategy as it nearly kept up with its longer benchmark during a period of very heightened volatility and challenged liquidity. On the asset side, the Fund slightly reduced its holdings in Agency collateralized mortgage obligation interest only bonds, while taking advantage of very spready opportunities in both Non-Agency residential mortgage-back securities and commercial mortgage-backed securities (“CMBS”). CMBS, while in the headlines as of late, have already experienced
*	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2023 (Unaudited)
meaningful widening, and the portfolio management team put capital to work in bonds that were believed to be money good, would benefit from extension or workout scenarios, and such challenges were already reflected in the asset pricing. We believe this modest reallocation allowed the Fund to take advantage of opportunities in the market and allowed the Fund to achieve its primary objective of a high level of current income more easily. To be clear, the Fund’s usage of futures positions to help manage interest rate risk and to position a higher overall effective duration, was beneficial to the Fund’s performance during the period as interest rates declined over the six-month period ended April 30, 2023. The Fund’s use of options had minimal impact on the Fund’s performance during the same period. During the period, the Fund utilized a modest amount of leverage, using Agency MBS to-be-announced, which had no meaningful impact on the Fund’s performance to date as spreads remain quite wide in nominal and OAS terms. As a reminder, in a lookback to when this market cycle commenced, the Fund has outperformed its benchmark by over 600 bps on a NAV basis since October 31, 2021.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0550 per share and ended at $0.0550 per share. At the $0.0550 per share monthly distribution rate, the annualized distribution rate at April 30, 2023 was 5.28% at NAV and 5.74% at market price. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Fund and Market Outlook
Inflation remains quite sticky, and we remain mindful of both how hard it can be to tame inflation once set in, and the impacts this can have on term premium pricing along the U.S. yield curve. We believe the Fed may be forced to hold interest rates at levels higher than the market currently is pricing. As such, yields may drift higher from here, although we believe there is a ceiling as the end of the interest rate hiking cycle is on the horizon. Although we believe follow through from the aggressive interest rate hiking campaign has begun to work its way through the broader economy, and issues related to the banking crisis can, and will, have an impact, the economy does not appear to be derailing. Job market numbers remain fairly positive, and housing seems to have found some support, thanks in large part to the lock-in effect of low mortgage rates on existing loans and the above-mentioned labor market. As long as the FDIC continues to slowly liquidate the SVB and Signature Bank of New York bond portfolios, we do not believe the Fed will be an outright seller of its MBS holdings. One might wonder, however, if inflation continues to remain this sticky, if they ought to be. We do anticipate bouts of heightened levels of rate volatility going forward, and frankly, to expect measures of rate volatility and spread pricing to simply return to post-global financial crisis/pre-COVID-19 levels in the near term and perhaps even intermediate term, would be unrealistic. Spreads remain near their multi-year wides, and we believe opportunities abound, as we are positive on generic Agency MBS spread valuations, along with AAA shorter duration securitized opportunities.
We remain committed to finding value across the various sectors of the mortgage and securitized market, but also along the term spectrum of the U.S. yield curve. Given the level of yields available across the curve, we continue to maintain higher levels of interest rate sensitivity in the Fund than typical, as duration risks feel more balanced, in our opinion, and should yields continue to climb, we will likely continue to extend duration. We remain committed to actively managing the convexity component in the portfolio and will look to continue to manage the Fund to a more stable duration target than its benchmark; meaning we do not want to extend in duration as rates rise, and conversely, we do not want to shorten or lose duration into a rally, unless we explicitly look to do so. From an asset allocation perspective, we plan to continue to take advantage of very wide spreads in select securitized opportunities that the portfolio managers find to be attractively priced in the short to intermediate part of the curve, which we find to be particularly attractive in light of the current curve inversion. In our view, this approach would provide higher current yield, income, dividend, and spread protection for shareholders. As an ongoing reminder, as part of the investment team’s Agency MBS strategy, a portion of the agency securities have been, and will continue to, be invested in the interest-only sectors in an attempt to increase the income and economic earnings of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. Given the amount of rate increases already experienced across the curve, we anticipate holding lower levels of Agency MBS Interest-Only for the time being and are seeking to profit from select CMBS opportunities that benefit from extension and workout scenarios. We plan to continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 55.2%
	Collateralized Mortgage Obligations – 26.4%
	Federal Home Loan Mortgage Corp.
$1,569	Series 2303, Class SW, IO, ECOFIN x -15.87 + 121.11%, Capped at 10.00% (a)	10.00%	03/01/24	$47
29,201	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (a)	10.86%	07/15/31	31,321
129,526	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (a)	6.50%	03/01/32	18,135
627,904	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	1.70%	05/15/35	51,886
162,674	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (a)	2.49%	06/15/35	179,037
50,606	Series 3410, Class HC	5.50%	02/01/38	52,943
14,855	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (a)	1.08%	05/15/38	1,218
223,533	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (a)	1.13%	12/15/36	19,847
250,000	Series 3797, Class KB	4.50%	01/01/41	252,431
12,120	Series 4021, Class IP, IO	3.00%	03/01/27	448
204,109	Series 4057, Class YI, IO	3.00%	06/01/27	8,030
418,165	Series 4082, Class PI, IO	3.00%	06/01/27	16,309
2,201,089	Series 4142, Class IO, IO	3.00%	12/01/27	90,457
259,722	Series 4206, Class IA, IO	3.00%	03/01/33	21,902
283,810	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, 0.00% Floor (a)	0.00%	10/15/42	203,624
3,286,061	Series 4938, Class IB, IO	4.00%	07/01/49	423,618
	Federal Home Loan Mortgage Corp. STACR REMIC Trust
1,000,000	Series 2020-DNA2, Class B2, 1 Mo. LIBOR + 4.80% (b) (c)	9.82%	02/25/50	903,817
1,000,000	Series 2020-HQA2, Class B2, 1 Mo. LIBOR + 7.60% (b) (c)	12.62%	03/25/50	1,011,874
	Federal Home Loan Mortgage Corp. STACR Trust
1,000,000	Series 2019-DNA3, Class B2, 1 Mo. LIBOR + 8.15% (b) (c)	13.17%	07/25/49	1,039,044
1,000,000	Series 2019-DNA4, Class B2, 1 Mo. LIBOR + 6.25% (b) (c)	11.27%	10/25/49	1,002,706
1,000,000	Series 2019-HQA1, Class B1, 1 Mo. LIBOR + 4.40% (b) (c)	9.42%	02/25/49	1,056,278
1,000,000	Series 2019-HQA3, Class B1, 1 Mo. LIBOR + 3.00% (b) (c)	8.02%	09/25/49	993,563
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
45,242	Series T-56, Class APO	(d)	05/01/43	44,721
	Federal Home Loan Mortgage Corp., STRIPS
22,411	Series 177, IO	7.00%	07/01/26	1,608
	Federal National Mortgage Association
18,244	Series 1996-46, Class ZA	7.50%	11/01/26	18,455
22,641	Series 1997-85, Class M, IO	6.50%	12/01/27	376
18,664	Series 2002-80, Class IO, IO	6.00%	09/01/32	1,253
46,244	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (a)	2.98%	03/25/33	5,294
57,490	Series 2003-44, Class IU, IO	7.00%	06/01/33	9,099
8,742	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (a)	5.58%	11/25/31	9,344
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (a)	8.52%	01/25/36	320,182
27,362	Series 2005-59 Class SU, 1 Mo. LIBOR x -5 + 25.50% (a)	0.40%	06/25/35	26,008
56,386	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (a)	1.68%	02/25/35	4,756
28,723	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (a)	1.43%	10/25/37	2,867
163,942	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (a)	1.73%	05/25/37	17,921
294,177	Series 2008-17, Class BE	5.50%	10/01/37	301,249
652,914	Series 2010-103, Class ID, IO	5.00%	09/01/40	108,904
329,025	Series 2010-59, Class EI, IO	6.00%	06/01/40	58,986
39,245	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (a)	0.76%	09/01/40	41,601
424,054	Series 2011-81, Class PI, IO	3.50%	08/01/26	13,357
57,178	Series 2012-111, Class B	7.00%	10/01/42	61,029
272,161	Series 2012-112, Class BI, IO	3.00%	09/01/31	6,183
1,356,832	Series 2012-125, Class MI, IO	3.50%	11/01/42	194,291
16,897	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67%, 0.00% Floor (a)	0.00%	01/01/44	14,130
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$1,748,407	Series 2013-32, Class IG, IO	3.50%	04/01/33	$194,753
207,213	Series 2013-51, Class PI, IO	3.00%	11/01/32	18,111
1,390,448	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	1.13%	04/25/45	187,192
122,272	Series 2015-76, Class BI, IO	4.00%	10/01/39	3,724
30,566	Series 2015-97, Class AI, IO	4.00%	09/01/41	21
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	44,332
2,615,776	Series 2017-109, Class SJ, IO, 1 Mo. LIBOR x -1+ 6.20% (a)	1.18%	01/25/48	338,102
1,920,628	Series 5179, Class GZ	2.00%	01/01/52	1,130,216
	Federal National Mortgage Association, STRIPS
18,659	Series 305, Class 12, IO (e)	6.50%	12/01/29	1,743
32,915	Series 355, Class 18, IO	7.50%	11/01/33	4,935
466,061	Series 406, Class 6, IO (e)	4.00%	01/01/41	76,992
431,067	Series 413, Class 173, IO (e)	4.50%	07/01/42	75,181
	Government National Mortgage Association
224,222	Series 2004-95, Class QZ	4.50%	11/01/34	221,236
120,562	Series 2005-33, Class AY	5.50%	04/01/35	122,111
38,686	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (a)	4.51%	06/17/35	39,867
26,204	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (a)	22.71%	06/20/36	44,138
141,133	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	1.70%	11/20/37	4,592
100,000	Series 2008-2, Class HB	5.50%	01/01/38	100,967
117,589	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (a)	1.79%	08/20/38	6,543
159,848	Series 2009-79, Class PZ	6.00%	09/01/39	174,748
227,249	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	1.20%	07/16/43	16,943
126,575	Series 2014-41, Class ST, 1 Mo. LIBOR x -2.67 + 11.47%, 0.00% Floor (a)	0.00%	11/20/42	106,187
3,675,833	Series 2015-158, Class KS, IO, 1 Mo. LIBOR x -1 + 6.25% (a)	1.30%	11/20/45	456,414
75,715	Series 2016-139, Class MZ	1.50%	07/01/45	57,752
159,185	Series 2017-4, Class CZ	3.00%	01/01/47	136,247
129,237	Series 2017-H18, Class DZ (e)	4.63%	09/01/67	127,003
10,502,988	Series 2020-13, Class BT, IO, 1 Mo. LIBOR x -1 + 6.20%, Capped at 0.50% (a)	0.50%	11/20/45	226,880
1,478,000	Series 2022-146, Class PL	4.00%	08/01/52	1,333,417
				13,890,496
	Commercial Mortgage-Backed Securities – 15.0%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
30,000,000	Series K043, Class X3, IO (f)	1.69%	02/01/43	779,967
4,000,000	Series K110, Class X3, IO (f)	3.52%	06/01/48	728,824
3,330,000	Series K112, Class X3, IO (f)	3.11%	07/01/48	546,006
4,605,411	Series K115, Class X3, IO (f)	3.06%	09/01/48	746,381
4,326,216	Series K118, Class X3, IO (f)	2.79%	10/25/48	650,931
1,900,000	Series K122, Class X3, IO (f)	2.72%	01/01/49	279,852
5,000,000	Series K124, Class X3, IO (f)	2.71%	02/01/49	746,639
3,343,856	Series K128, Class X3, IO (f)	2.88%	04/01/31	539,755
1,831,144	Series K739, Class X3, IO (f)	2.90%	11/25/48	184,497
342,320,115	Series KBX1, Class X1, IO (f)	0.20%	01/01/26	713,703
4,571,896	Series KG06, Class X3, IO (f)	2.83%	10/01/31	746,608
	Federal National Mortgage Association, ACES
13,100,000	Series 2019-M29, Class X4, IO	0.70%	03/01/29	400,322
	Freddie Mac Multiclass Certificates
6,004,434	Series 2021-P011, Class X1, IO (f)	1.79%	09/01/45	756,137

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Government National Mortgage Association
$2,223,865	Series 2016-11, Class IO (e)	0.78%	01/01/56	$77,772
				7,897,394
	Pass-through Security – 13.8%
	Fannie Mae or Freddie Mac
1,000,000	Pool TBA (g)	2.50%	05/01/53	865,957
2,000,000	Pool TBA (g)	3.00%	05/01/53	1,796,562
2,000,000	Pool TBA (g)	2.50%	06/01/53	1,734,414
1,000,000	Pool TBA (g)	3.00%	06/01/53	899,375
2,000,000	Pool TBA (g)	4.50%	06/01/53	1,956,172
				7,252,480
	Total U.S. Government Agency Mortgage-Backed Securities			29,040,370
	(Cost $32,077,417)
MORTGAGE-BACKED SECURITIES – 47.4%
	Collateralized Mortgage Obligations – 20.2%
	Banc of America Mortgage Trust
45,115	Series 2002-L, Class 1A1 (f)	3.56%	12/01/32	33,952
	Citigroup Mortgage Loan Trust
77,365	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (c)	6.08%	09/01/35	77,002
11,699	Series 2009-10, Class 1A1 (b) (f)	4.16%	09/01/33	11,442
170,581	Series 2012-7, Class 10A2 (b) (f)	4.09%	09/01/36	151,555
	Connecticut Avenue Securities Trust
1,000,000	Series 2019-R01, Class 2B1, 1 Mo. LIBOR + 4.35% (b) (c)	9.37%	07/25/31	1,046,631
	Countrywide Home Loan Mortgage Pass-Through Trust
243,093	Series 2006-HYB5, Class 3A1A (f)	3.92%	09/01/36	211,857
	Credit Suisse Mortgage Trust
329,331	Series 2017-FHA1, Class A1 (b)	3.25%	04/01/47	300,187
	DSLA Mortgage Loan Trust
258,550	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (c)	5.69%	07/19/44	230,630
	Flagstar Mortgage Trust
1,080,168	Series 2021-9INV, Class A1 (b)	2.50%	09/01/41	953,239
	GSR Mortgage Loan Trust
2,433	Series 2003-10, Class 1A12 (f)	3.94%	10/01/33	2,304
80,316	Series 2005-AR1, Class 4A1 (f)	3.19%	01/01/35	69,370
	JP Morgan Mortgage Trust
229,296	Series 2006-A2, Class 4A1 (f)	3.66%	08/01/34	226,307
37,527	Series 2006-A2, Class 5A3 (f)	4.18%	11/01/33	36,029
	MASTR Alternative Loan Trust
3,550,101	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (c)	5.37%	03/25/36	366,343
	MASTR Asset Securitization Trust
16,538	Series 2003-11, Class 6A16	5.25%	12/01/33	15,887
	MortgageIT Trust
164,553	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (c)	6.50%	05/01/35	153,276
	New Residential Mortgage Loan Trust
210,903	Series 2014-2A, Class A2 (b)	3.75%	05/01/54	195,696
	Pretium Mortgage Credit Partners I LLC
1,000,000	Series 2021-NPL2, Class A2 (b) (h)	3.84%	06/27/60	851,881
	PRKCM Trust
1,000,000	Series 2021-AFC1, Class B2 (b)	3.95%	08/01/56	574,565
	Residential Accredit Loans, Inc.
73,816	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.54% (c)	5.56%	02/25/46	46,177
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Residential Accredit Loans, Inc. (Continued)
$711,674	Series 2006-QS6, Class 1AV, IO (f)	0.78%	06/01/36	$15,537
	Residential Asset Securitization Trust
19,692	Series 2004-A3, Class A7	5.25%	06/01/34	19,379
	Roc Mortgage Trust
1,000,000	Series 2021-RTL1, Class M (b)	5.68%	08/25/26	876,551
	RUN Trust
921,481	Series 2022-NQM1, Class A1 (b)	4.00%	03/01/67	866,057
	Starwood Mortgage Residential Trust
915,962	Series 2022-3, Class A1 (b)	4.16%	03/01/67	882,555
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
9,713	Series 2001-SB1, Class A2	3.38%	08/01/31	9,628
	VCAT LLC
1,000,000	Series 2021-NPL5, Class A2 (b) (h)	3.84%	08/25/51	861,491
1,000,000	Series 2021-NPL6, Class A2 (b) (h)	3.97%	09/25/51	872,288
	Vendee Mortgage Trust
34,288,748	Series 2010-1, Class DI, IO (f)	0.25%	04/01/40	250,911
	WaMu Mortgage Pass-Through Certificates
173,269	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (c)	5.74%	11/25/34	159,584
	Washington Mutual Alternative Mortgage Pass-Through Certificates
10,529	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (a)	9.36%	06/25/37	12,337
	WinWater Mortgage Loan Trust
228,878	Series 2015-3, Class B1 (b) (f)	3.85%	03/01/45	217,234
				10,597,882
	Commercial Mortgage-Backed Securities – 27.2%
	BAMLL Commercial Mortgage Securities Trust
1,000,000	Series 2013-WBRK, Class A (b) (f)	3.65%	03/01/37	922,928
	BANK
22,502,663	Series 2017-BNK7, Class XA (f)	0.85%	09/01/60	551,747
	BBCMS Mortgage Trust
1,000,000	Series 2018-TALL, Class A, 1. Mo. LIBOR + 0.87% (b) (c)	5.82%	03/15/37	895,685
	Benchmark Mortgage Trust
1,000,000	Series 2020-IG2, Class UBRD (b) (f)	3.63%	09/01/48	819,209
	CCRE Commercial Mortgage Securities L.P.
8,009,765	CFCRE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8, Class XA, IO (f)	1.64%	06/01/50	362,251
	CD Mortgage Trust
8,664,482	Series 2018-CD7, Class XA (f)	0.82%	08/01/51	246,400
	Citigroup Commercial Mortgage Trust
4,220,696	Series 2015-GC29, Class XA (f)	1.15%	04/01/48	65,365
8,703,230	Series 2016-GC37, Class XA (f)	1.82%	04/01/49	319,140
5,568,006	Series 2016-P4, Class XA (f)	2.05%	07/01/49	253,652
	COMM Mortgage Trust
444,742	Series 2013-LC13, Class XA (f)	1.13%	08/01/46	240
122,774,000	Series 2014-UBS6, Class XB (b) (f)	0.11%	12/01/47	110,423
3,829,000	Series 2015-CCRE26, Class XD (b) (f)	1.36%	10/01/48	100,020
15,271,648	Series 2015-LC21, Class XA (f)	0.80%	07/01/48	173,246
	Credit Suisse Mortgage Capital Certificates
1,000,000	Series 2021-980M, Class G (b) (f)	3.65%	07/15/31	686,682
	Credit Suisse Mortgage Trust
1,000,000	Series 2022-CNTR, Class A, 1 Mo. Term SOFR + 3.94%, 4.09% Floor (b) (c)	8.83%	01/15/24	820,403

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	CSAIL Commercial Mortgage Trust
$5,905,119	Series 2020-C19, Class XA (f)	1.23%	03/01/53	$327,883
	FIVE Mortgage Trust
28,988,138	Series 2023-V1, Class XA, IO (c)	1.04%	02/01/56	988,240
	GS Mortgage Securities Corp Trust
1,000,000	Series 2018-3PCK, Class C, 1 Mo. LIBOR + 3.50% (b) (c)	8.45%	09/15/31	928,384
	GS Mortgage Securities Trust
875,321	Series 2012-GCJ9, Class D (b) (f)	4.77%	11/01/45	814,439
	Hawaii Hotel Trust
1,000,000	Series 2019-MAUI, Class A, 1 Mo. LIBOR + 1.15% (b) (c)	6.10%	05/15/38	982,531
	Houston Galleria Mall Trust
1,000,000	Series 2015-HGLR, Class D (b)	3.98%	03/01/37	894,374
	Hudsons Bay Simon JV Trust
360,634	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (b) (c)	8.76%	08/05/34	281,229
	JP Morgan Chase Commercial Mortgage Securities Trust
3,112,340	Series 2016-JP4, Class XA (f)	0.71%	12/01/49	49,629
969,086	Series 2018-PHH, Class A, 1 Mo. LIBOR + 1.21%, 2.41% Floor (b) (c)	6.16%	06/15/35	896,717
	LSTAR Commercial Mortgage Trust
1,500,000	Series 2017-5, Class D (b) (f)	4.83%	03/01/50	1,047,376
24,804,950	Series 2017-5, Class X (b) (f)	0.95%	03/01/50	462,622
	Morgan Stanley Bank of America Merrill Lynch Trust
21,270,053	Series 2014-C16, Class XA (f)	1.07%	06/01/47	84,244
1,900,960	Series 2014-C19, Class XA (f)	1.10%	12/01/47	19,601
5,632,500	Series 2014-C19, Class XE (b) (f)	1.33%	12/01/47	102,847
442,613	Series 2016-C31, Class XA (f)	1.42%	11/01/49	14,800
	Morgan Stanley Capital I Trust
2,180,000	Series 2016-UBS9, Class XD (b) (f)	1.75%	03/01/49	88,034
	Wells Fargo Commercial Mortgage Trust
1,287,043	Series 2015-C26, Class XA (f)	1.33%	02/01/48	20,799
				14,331,140
	Total Mortgage-Backed Securities			24,929,022
	(Cost $28,341,665)
ASSET-BACKED SECURITIES – 6.2%
	AMSR Trust
1,000,000	Series 2020-SFR4, Class A (b)	1.36%	11/01/37	912,329
	CoreVest American Finance Trust
9,239,011	Series 2021-3, Class XA (b) (f)	2.53%	10/01/54	626,642
	FirstKey Homes Trust
986,932	Series 2020-SFR2, Class A (b)	1.27%	10/03/37	898,695
	Mid-State Capital Corp. Trust
137,797	Series 2005-1, Class A	5.75%	01/01/40	135,463
	PAGAYA AI Debt Trust
708,431	Series 2022-3, Class A (b)	6.06%	03/15/30	704,104
	Total Asset-Backed Securities			3,277,233
	(Cost $3,341,932)
	Total Investments – 108.8%			57,246,625
	(Cost $63,761,014)

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS PURCHASED – 0.0%
10	U.S. 2-Year Treasury Futures Call	$320	$103.25	05/26/23	$6,406
10	U.S. 5-Year Treasury Futures Call	1,297	$110.75	08/25/23	12,969
	Total Call Options Purchased				19,375
	(Premiums paid $22,241)
CALL OPTIONS WRITTEN – (0.0)%
(10)	U.S. Treasury Long Bond Futures Call	(2,359)	$135.00	08/25/23	(23,594)
	(Premiums received $23,099)
Net Other Assets and Liabilities – (8.8)%	(4,625,925)
Net Assets – 100.0%	$52,616,481
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
10-Year U.S. Treasury Notes	Long	21	Jun 2023	$ 2,419,266	$10,500
U.S. 5-Year Treasury Notes	Long	13	Jun 2023	1,426,648	2,945
U.S. Treasury Long Bond Futures	Long	8	Jun 2023	1,053,250	3,750
				$4,899,164	$17,195

(a)	Inverse floating rate security.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s investment advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2023, securities noted as such amounted to $28,664,327 or 54.5% of net assets.
(c)	Floating or variable rate security.
(d)	Zero coupon security.
(e)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(g)	All or portion of this security is part of a mortgage dollar roll agreement (see Note 2H - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(h)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at April 30, 2023.

ACES	Alternative Credit Enhancement Securities
ECOFIN	Enterprise 11th District COFI Institutional Replacement Index
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To-Be-Announced Security

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$ 29,040,370	$ —	$ 29,040,370	$ —
Mortgage-Backed Securities	24,929,022	—	24,929,022	—
Asset-Backed Securities	3,277,233	—	3,277,233	—
Total Investments	57,246,625	—	57,246,625	—
Call Options Purchased	19,375	19,375	—	—
Futures Contracts*	17,195	17,195	—	—
Total Investments	$ 57,283,195	$ 36,570	$ 57,246,625	$—

LIABILITIES TABLE
	Total Value at 4/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (23,594)	$ (23,594)	$ —	$ —

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2023 (Unaudited)
ASSETS:
Investments, at value (Cost $63,761,014)	$ 57,246,625
Cash	2,056,200
Restricted Cash	156,057
Options purchased, at value (Premiums paid $22,241)	19,375
Receivables:
Investment securities sold	2,615,972
Interest	545,497
Variation margin	23,297
Prepaid expenses	17,087
Total Assets	62,680,110
LIABILITIES:
Options written, at value (Premiums received $23,099)	23,594
Payables:
Investment securities purchased	9,910,875
Audit and tax fees	56,031
Investment advisory fees	36,527
Administrative fees	19,664
Trustees’ fees and expenses	6,036
Shareholder reporting fees	4,995
Transfer agent fees	1,349
Custodian fees	1,240
Legal fees	1,005
Financial reporting fees	732
Other liabilities	1,581
Total Liabilities	10,063,629
NET ASSETS	$52,616,481
NET ASSETS consist of:
Paid-in capital	$ 63,705,638
Par value	42,131
Accumulated distributable earnings (loss)	(11,131,288)
NET ASSETS	$52,616,481
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.49
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2023 (Unaudited)
INVESTMENT INCOME:
Interest	$ 1,713,065
Other	3,473
Total investment income	1,716,538
EXPENSES:
Investment advisory fees	218,264
Audit and tax fees	36,475
Administrative fees	27,936
Shareholder reporting fees	12,404
Listing expense	11,906
Transfer agent fees	9,130
Trustees’ fees and expenses	9,082
Legal fees	6,214
Financial reporting fees	4,587
Custodian fees	3,872
Other	12,352
Total expenses	352,222
NET INVESTMENT INCOME (LOSS)	1,364,316
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(415,222)
Purchased options contracts	17,891
Written options contracts	13,422
Futures contracts	690,122
Net realized gain (loss)	306,213
Net change in unrealized appreciation (depreciation) on:
Investments	1,324,208
Purchased options contracts	(2,866)
Written options contracts	(495)
Futures contracts	86,257
Net change in unrealized appreciation (depreciation)	1,407,104
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,713,317
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,077,633
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2023 (Unaudited)	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 1,364,316	$ 2,122,909
Net realized gain (loss)	306,213	(1,419,227)
Net change in unrealized appreciation (depreciation)	1,407,104	(5,640,691)
Net increase (decrease) in net assets resulting from operations	3,077,633	(4,937,009)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,390,328)	(1,819,898)
Return of capital	—	(960,758)
Total distributions to shareholders	(1,390,328)	(2,780,656)
Total increase (decrease) in net assets	1,687,305	(7,717,665)
NET ASSETS:
Beginning of period	50,929,176	58,646,841
End of period	$ 52,616,481	$ 50,929,176
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2023 (Unaudited)	Year Ended October 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 12.09	$ 13.92	$ 14.45	$ 14.91	$ 14.96	$ 15.47
Income from investment operations:
Net investment income (loss)	0.32	0.50	0.44	0.44	0.34	0.45
Net realized and unrealized gain (loss)	0.41	(1.67)	(0.25)	(0.18)	0.33	(0.21)
Total from investment operations	0.73	(1.17)	0.19	0.26	0.67	0.24
Distributions paid to shareholders from:
Net investment income	(0.33)	(0.43)	(0.35)	(0.63)	(0.50)	(0.42)
Return of capital	—	(0.23)	(0.37)	(0.09)	(0.22)	(0.33)
Total distributions paid to Common Shareholders	(0.33)	(0.66)	(0.72)	(0.72)	(0.72)	(0.75)
Net asset value, end of period	$12.49	$12.09	$13.92	$14.45	$14.91	$14.96
Market value, end of period	$11.50	$11.01	$13.70	$13.40	$13.99	$13.01
Total return based on net asset value (a)	6.31%	(8.38)%	1.51%	2.12%	5.08%	2.13%
Total return based on market value (a)	7.49%	(15.22)%	7.74%	0.93%	13.37%	(4.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 52,616	$ 50,929	$ 58,647	$ 60,878	$ 62,832	$ 63,047
Ratio of total expenses to average net assets	1.37% (b)	1.33%	1.31%	1.33%	1.33%	1.59%
Ratio of net investment income (loss) to average net assets	5.31% (b)	3.86%	3.11%	3.03%	2.29%	2.95%
Portfolio turnover rate	60%	44%	67%	28%	69%	30%

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2023, the Fund held no when-issued or delayed-delivery securities. At April 30, 2023, the Fund held $2,662,520 of forward purchase commitments.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $156,057 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
D. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts, exchange-listed options on secured overnight financing rate futures contracts and options on interest-rate swap agreements. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund may incur a loss (depending on the original sale price of the option), which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly forecast the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
I. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2022, was as follows:
Distributions paid from:
Ordinary income	$1,819,898
Capital gains	—
Return of capital	960,758
As of October 31, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(1,735,178)
Net unrealized appreciation (depreciation)	(11,083,415)
Total accumulated earnings (losses)	(12,818,593)
Other	—
Paid-in capital	63,747,769
Total net assets	$50,929,176
J. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $1,735,178.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of April 30, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of April 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$63,760,156	$421,270	$(6,921,825)	$(6,500,555)
K. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2023, were $23,195,078 and $11,723,199, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2023, were $15,980,026 and $10,121,141, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 17,195	Unrealized depreciation on futures contracts*	$ —
Options	Interest Rate Risk	Options contracts purchased, at value	19,375	Options contracts written, at value	(23,594)
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on purchased options contracts	$17,891
Net realized gain (loss) on written options contracts	13,422
Net change in unrealized appreciation (depreciation) on purchased options contracts	(2,866)
Net change in unrealized appreciation (depreciation) on written options contracts	(495)
Net realized gain (loss) on futures contracts	690,122
Net change in unrealized appreciation (depreciation) on futures contracts	86,257
During the six months ended April 30, 2023, the notional value of futures contracts opened and closed were $116,171,366 and $114,809,579, respectively.
During the six months ended April 30, 2023, the premiums for purchased options opened were $73,608, and the premiums for purchased options closed, exercised and expired were $51,367.
During the six months ended April 30, 2023, the premiums for written options opened were $164,205 and the premiums for written options closed, exercised and expired were $141,106.
The Fund does not have the right to offset financial assets and liabilities related to futures and futures options contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
On May 23, 2023, the Advisor’s Pricing Committee approved changes to the Advisor’s Valuation Procedures for the First Trust Funds, including clarifications to certain pricing methodologies. These changes will be reflected in future reports’ Notes to Financial Statements.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 1,984,094 and the number of votes withheld was 8,063.  The number of votes cast in favor of Mr. Keith was 1,941,903 and the number of votes withheld was 50,254. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risks.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities and are a type of mortgage-backed security.  CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments.  CMO tranches are often specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage,

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise. Yields on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanction resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities, representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property.  These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.  In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.

Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of such issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2023 (Unaudited)
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

Valuation Risk. The valuation of securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally-sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for this reporting period.
(b)	Effective June 1, 2023, Owen Aronson was added as a portfolio manager to the registrant. The information required by Form N-CSR follows:
(1)	Identification of New Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of June 1, 2023

The Government & Securitized Products Group of First Trust Advisors L.P. is responsible for the day–to-day management of the registrant’s portfolio. The Government & Securitized Products group has been led by James Snyder and Jeremiah Charles since 2013.

Effective June 1, 2023, Owen Aronson was added as a portfolio manager to the registrant. Mr. Aronson is a Vice President of First Trust and a Senior Investment Analyst for the First Trust Government & Securitized Products Group. He has over 15 years of investment research and trading experience. At First Trust, he focuses primarily on the commercial mortgage-backed securities, CMBS, sector and contributes to the management of the non-agency sectors. Prior to joining First Trust in 2020, Owen spent the majority of his career in the Securitized Products team at Neuberger Berman where he was responsible for CMBS investments. He began his career at Lehman Brothers Asset Management as an Analyst. Mr. Aronson holds a B.A. in Economics from the University of Chicago.

(2)	Other Accounts Managed by New Portfolio Manager and Potential Conflicts of Interest

Information provided as of June 1, 2023.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Owen Aronson	Registered Investment Companies:	0	$0	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

*Information excludes the registrant.

Portfolio Manager Material Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager of the registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Government & Securitized Products Group adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(3)        Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of June 1, 2023.

The compensation structure at First Trust is based on a fixed salary and discretionary bonus determined by First Trust management. Salaries are based on each individual’s position and overall value to First Trust. Bonuses are determined by First Trust management and are based on individual performance, the commitment to team performance and profitability, and the profitability of First Trust. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

(4)       Disclosure of Securities Ownership

Information provided as of June 1, 2023.

Name	Dollar Range of Fund Shares Beneficially Owned
Owen Aronson	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 10, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 10, 2023

* Print the name and title of each signing officer under his or her signature.